JPMorgan Funds - JPMorgan Insurance Trust
Rule 10f-3 Transactions
For the period from July 1, 2009 to December 31, 2009

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 8/24/2009
Issuer Westpac Banking Corporation (WSTP 4.20% February 27, 2015)
Cusip 961214BH
Bonds 65,000
Offering Price $99.90
Spread $0.35
Cost $64,934
Dealer Executing Trade Banc of America Securities LLC
% of Offering  purchased by firm 1.86%
Syndicate Members Bank of America Merrill Lynch, JP Morgan Securities
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 12/7/2009
Issuer Blackrock Inc (BLK 3.50% December 10, 2014)
Cusip 09247XAD
Bonds 80,000
Offering Price $99.86
Spread $0.35
Cost $79,884
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 1.90%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Credit Suisse, Daiwa Securities, Deutsche Bank, HSBC Bank, JP Morgan, RBS Securities, UBS Securities, Wells Fargo & Co.
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 12/7/2009
Issuer Blackrock Inc (BLK 5.00% December 10, 2019)
Cusip 09247XAE
Bonds 130,000
Offering Price $99.73
Spread $0.45
Cost $129,646
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 1.17%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Credit Suisse, Daiwa Securities, Deutsche Bank, HSBC Bank, JP Morgan, RBS Securities, UBS Securities, Wells Fargo & Co.

Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 7/28/2009
Issuer Human Genome Sciences (HGSI) Secondary
Cusip 44490310
Shares 4,800
Offering Price $14.00
Spread $0.63
Cost $67,200
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering  purchased by firm 0.24%
Syndicate Members Goldman,Sachs & Co., Citigroup Global Markets, Credit Suisse, J.P. Morgan
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 7/29/2009
Issuer Globe Specialty Metals Inc. (GSM) IPO
Cusip 37954N20
Shares 5,300
Offering Price $7.00
Spread $0.49
Cost $37,100
Dealer Executing Trade Credit Suisse Securities LLC
% of Offering  purchased by firm 1.47%
Syndicate Members Credit Suisse, Jefferies & Company, J.P. Morgan, Societe Generale
Fund JPMorgan Insurance Trust Mid Cap Value Portfolio
Trade Date 8/5/2009
Issuer Avago Technologies Limited (AVGO) IPO
Cusip Y0486S10
Shares 21,600
Offering Price $15.00
Spread $0.90
Cost $324,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.50%
Syndicate Members Deutsche Bank Securities, Barclays Capital, Morgan Stanley, Credit Suisse, Goldman Sachs & Co., J.P. Morgan, UBS Investment Bank, ABN AMRO Incorporated, FTN Equity Capital Markets
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 8/6/2009
Issuer Onyx Pharmaceuticals Inc. (ONXX) Secondary
Cusip 68339910
Shares 1,600
Offering Price $30.50
Spread $1.30
Cost $48,800
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.61%
Syndicate Members Goldaman Sachs & Co., J.P. Morgan, Barclays Capital, Lazard Capital Markets
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 8/6/2009
Issuer Stec Inc. (STEC) Secondary
Cusip 78477410
Shares 2,600
Offering Price $31.00
Spread $1.24
Cost $80,600
Dealer Executing Trade Deutsche Bank Securities Inc.
% of Offering  purchased by firm 0.33%
Syndicate Members J.P. Morgan, Deutsche Bank Securities, Barclays Capital, Oppenheimer & Co.
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 8/7/2009
Issuer Sirona Dental Systems Inc. (SIRO) Secondary
Cusip 82966C10
Shares 4,700
Offering Price $23.75
Spread $1.07
Cost $111,625
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 0.73%
Syndicate Members J.P. Morgan, BofAMerill Lynch, William Blair & Company, Credit Suisse, Jefferies &  Company
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 8/12/2009
Issuer Ocwen Financial Corportion (OCN) Secondary
Cusip 67574630
Shares 11,300
Offering Price $9.00
Spread $0.45
Cost $101,700
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.63%
Syndicate Members J.P. Morgan, Barclays Capital, Wells Fargo Securities, Piper Jaffray, Keefe Bruyette & Woods
Fund JPMorgan Insurance Trust Mid Cap Value Portfolio
Trade Date 9/16/2009
Issuer Synovus Financial Corp. (SNV) Secondary
Cusip 87161C10
Shares 81,000
Offering Price $4.00
Spread $0.19
Cost $324,000
Dealer Executing Trade Suntrust Bank
% of Offering  purchased by firm 1.98%
Syndicate Members J.P. Morgan, Sandler O'Neill & Partners, L.P.,  SunTrust Robinson Humphrey
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 9/24/2009
Issuer Incyte Corporation (INCY) Secondary
Cusip 45337C10
Shares 11,800
Offering Price $6.75
Spread $0.34
Cost $79,650
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.41%
Syndicate Members Goldman Sachs & Company, Morgan Stanley, J.P. Morgan
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 9/30/2009
Issuer Talecris Biotherapeutics (TLCR) IPO
Cusip 87422710
Shares 5,271
Offering Price $19.00
Spread $1.05
Cost $100,149
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.15%
Syndicate Members Morgan Stanley, Goldman Sachs & Co., Citigroup Global Markets, J.P. Morgan, Wells Fargo Securities, Barclays Capital, UBS Investment Bank
Fund JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio
Trade Date 10/1/2009
Issuer Education Management Corporation (EDMC) IPO
Cusip 28140M10
Shares 34,047
Offering Price $18.00
Spread $1.08
Cost $612,846
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 5.74%
Syndicate Members Goldman Sachs & Co., J.P. Morgan, BofA Merrill Lynch, Barclays Capital, Credit Suisse, Morgan Stanley, Robert W. Baird & Co., BMO Capital Markets, Signal Hill, William Blair & Company, Piper Jaffray, Stifel Nicolaus, Barrington Research
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 10/1/2009
Issuer Education Management Corporation (EDMC) IPO
Cusip 28140M10
Shares 2,498
Offering Price $18.00
Spread $1.08
Cost $44,964
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 5.74%
Syndicate Members Goldman Sachs & Co., J.P. Morgan, BofA Merrill Lynch, Barclays Capital, Credit Suisse, Morgan Stanley, Robert W. Baird & Co., BMO Capital Markets, Signal Hill, William Blair & Company, Piper Jaffray, Stifel Nicolaus, Barrington Research
Fund JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio
Trade Date 10/6/2009
Issuer Verisk Analytics, Inc. (VRSK) IPO
Cusip 92345Y10
Shares 100
Offering Price $22.00
Spread $0.88
Cost $2,200
Dealer Executing Trade Fox-Pitt Kelton Cochran
% of Offering  purchased by firm 0.42%
Syndicate Members BofA Merrill Lynch, Morgan Stanley, J.P. Morgan, Wells Fargo Securities, William Blair & Company, Fox-Pitt Kelton Cochran Caronia Waller, Keefe Bruyette & Woods
Fund JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio
Trade Date 10/6/2009
Issuer Verisk Analytics, Inc. (VRSK) IPO
Cusip 92345Y10
Shares 9,100
Offering Price $22.00
Spread $0.88
Cost $200,200
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 0.42%
Syndicate Members BofA Merrill Lynch, Morgan Stanley, J.P. Morgan, Wells Fargo Securities, William Blair & Company, Fox-Pitt Kelton Cochran Caronia Waller, Keefe Bruyette & Woods
Fund JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio
Trade Date 10/6/2009
Issuer Verisk Analytics, Inc. (VRSK) IPO
Cusip 92345Y10
Shares 100
Offering Price $22.00
Spread $0.88
Cost $2,200
Dealer Executing Trade Samuel A Ramirez & Company
% of Offering  purchased by firm 0.42%
Syndicate Members BofA Merrill Lynch, Morgan Stanley, J.P. Morgan, Wells Fargo Securities, William Blair & Company, Fox-Pitt Kelton Cochran Caronia Waller, Keefe Bruyette & Woods
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 10/6/2009
Issuer Verisk Analytics, Inc. (VRSK) IPO
Cusip 92345Y10
Shares 100
Offering Price $22.00
Spread $0.88
Cost $2,200
Dealer Executing Trade Fox-Pitt Kelton Cochran
% of Offering  purchased by firm 0.42%
Syndicate Members BofA Merrill Lynch, Morgan Stanley, J.P. Morgan, Wells Fargo Securities, William Blair & Company, Fox-Pitt Kelton Cochran Caronia Waller, Keefe Bruyette & Woods
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 10/6/2009
Issuer Verisk Analytics, Inc. (VRSK) IPO
Cusip 92345Y10
Shares 1,900
Offering Price $22.00
Spread $0.88
Cost $41,800
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 0.42%
Syndicate Members BofA Merrill Lynch, Morgan Stanley, J.P. Morgan, Wells Fargo Securities, William Blair & Company, Fox-Pitt Kelton Cochran Caronia Waller, Keefe Bruyette & Woods
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 10/6/2009
Issuer Verisk Analytics, Inc. (VRSK) IPO
Cusip 92345Y10
Shares 100
Offering Price $22.00
Spread $0.88
Cost $2,200
Dealer Executing Trade Samuel A Ramirez & Company
% of Offering  purchased by firm 0.42%
Syndicate Members BofA Merrill Lynch, Morgan Stanley, J.P. Morgan, Wells Fargo Securities, William Blair & Company, Fox-Pitt Kelton Cochran Caronia Waller, Keefe Bruyette & Woods
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 10/12/2009
Issuer RailAmerica, Inc. (RA) IPO
Cusip 75075340
Shares 3,100
Offering Price $15.00
Spread $0.98
Cost $46,500
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.56%
Syndicate Members J.P. Morgan, Citigroup Global Markets, Deutsche Bank Securities, Morgan Stanley, Wells Fargo Securities, Dahlman Rose & Company, Lazard Capital Markets, Stifel Nicolaus, Williams Trading, LLC
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 10/22/2009
Issuer Dole Food Company,I Inc. (DOLE) IPO
Cusip 25660310
Shares 11,200
Offering Price $12.50
Spread $0.75
Cost $140,000
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering  purchased by firm 5.19%
Syndicate Members Goldman Sachs & Co., BofA Merrill Lynch, Deutsche Bank Securities, Wells Fargo Securities, J.P. Morgan, Morgan Stanley, BB&T Capital Markets, HSBC, Scotia Capital
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 10/29/2009
Issuer Insulet Corporation (PODD) Secondary
Cusip 45784P10
Shares 8,600
Offering Price $10.25
Spread $0.62
Cost $88,150
Dealer Executing Trade Canaccord Adams Inc.
% of Offering  purchased by firm 9.09%
Syndicate Members J.P. Morgan, Canaccord Adams, JMP Securities
Fund JPMorgan Insurance Trust Balanced Portfolio
Trade Date 11/4/2009
Issuer Hyatt Hotels Corporation (H) IPO
Cusip 44857910
Shares 200
Offering Price $25.00
Spread $1.28
Cost $5,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.71%
Syndicate Members Goldman, Sachs&Co. Deutsche Bank Securities, J.P. Morgan, BofA Merrill Lynch, Citigroup Global Markets, UBS Investment Bank, Wells Fargo Securities, HSBC, Piper Jaffray, Scotia Capital, Robert W. Baird & Co., Loop Capital Markets, M.R. Beal & Company, Ramirez & Co., Inc., Siebert Capital Markets, The Williams Capital Group, L.P.
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 11/4/2009
Issuer Hyatt Hotels Corporation (H) IPO
Cusip 44857910
Shares 600
Offering Price $25.00
Spread $1.28
Cost $15,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.71%
Syndicate Members Goldman, Sachs&Co. Deutsche Bank Securities, J.P. Morgan, BofA Merrill Lynch, Citi, UBS Investment Bank, Wells Fargo Securities, HSBC, Piper Jaffray, Scotia Capital, Robert W. Baird & Co., Loop Capital Markets, M.R. Beal & Company, Ramirez & Co., Inc., Siebert Capital Markets, The Williams Capital Group, L.P.
Fund JPMorgan Insurance Trust Mid Cap Value Portfolio
Trade Date 11/4/2009
Issuer Hyatt Hotels Corporation (H) IPO
Cusip 44857910
Shares 11,500
Offering Price $25.00
Spread $1.28
Cost $287,500
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.71%
Syndicate Members Goldman Sachs & Co. Deutsche Bank Securities, J.P. Morgan, BofA Merrill Lynch, Citigroup Global Markets, UBS Investment Bank, Wells Fargo Securities, HSBC, Piper Jaffray, Scotia Capital, Robert W. Baird & Co., Loop Capital Markets, M.R. Beal & Company, Ramirez & Co., Inc., Siebert Capital Markets, The Williams Capital Group, L.P.
Fund JPMorgan Insurance Trust Mid Cap Value Portfolio
Trade Date 11/4/2009
Issuer Hyatt Hotels Corporation (H) IPO
Cusip 44857910
Shares 100
Offering Price $25.00
Spread $1.28
Cost $2,500
Dealer Executing Trade Samuel A Ramirez & Company
% of Offering  purchased by firm 1.71%
Syndicate Members Goldman Sachs & Co. Deutsche Bank Securities, J.P. Morgan, BofA Merrill Lynch, Citigroup Global Markets, UBS Investment Bank, Wells Fargo Securities, HSBC, Piper Jaffray, Scotia Capital, Robert W. Baird & Co., Loop Capital Markets, M.R. Beal & Company, Ramirez & Co., Inc., Siebert Capital Markets, The Williams Capital Group, L.P.
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 11/12/2009
Issuer Dollar General Corporation (DG) IPO
Cusip 25667710
Shares 1,000
Offering Price $21.00
Spread $1.21
Cost $21,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.53%
Syndicate Members Citigroup Global Markets, Goldman Sachs & Co., KKR, BofA Merrill Lynch, J.P. Morgan, Barclays Capital, Wells Fargo Securities, Deutsche Bank Securities, HSBC
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 11/12/2009
Issuer Dollar General Corporation (DG) IPO
Cusip 25667710
Shares 100
Offering Price $21.00
Spread $1.21
Cost $2,100
Dealer Executing Trade The Williams Capital Group
% of Offering  purchased by firm 3.53%
Syndicate Members Citigroup Global Markets, Goldman Sachs & Co., KKR, BofA Merrill Lynch, J.P. Morgan, Barclays Capital, Wells Fargo Securities, Deutsche Bank Securities, HSBC
Fund JPMorgan Insurance Trust Mid Cap Value Portfolio
Trade Date 11/12/2009
Issuer Dollar General Corporation (DG) IPO
Cusip 25667710
Shares 200
Offering Price $21.00
Spread $1.21
Cost $4,200
Dealer Executing Trade Avondale Partners LLC
% of Offering  purchased by firm 3.53%
Syndicate Members Citigroup Global Markets, Goldman Sachs & Co., KKR, BofA Merrill Lynch, J.P. Morgan, Barclays Capital, Wells Fargo Securities, Deutsche Bank Securities, HSBC
Fund JPMorgan Insurance Trust Mid Cap Value Portfolio
Trade Date 11/12/2009
Issuer Dollar General Corporation (DG) IPO
Cusip 25667710
Shares 38,100
Offering Price $21.00
Spread $1.21
Cost $800,100
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.53%
Syndicate Members Citigroup Global Markets, Goldman Sachs & Co., KKR, BofA Merrill Lynch, J.P. Morgan, Barclays Capital, Wells Fargo Securities, Deutsche Bank Securities, HSBC
Fund JPMorgan Insurance Trust Mid Cap Value Portfolio
Trade Date 11/12/2009
Issuer Dollar General Corporation (DG) IPO
Cusip 25667710
Shares 100
Offering Price $21.00
Spread $1.21
Cost $2,100
Dealer Executing Trade Samuel A Ramirez & Company
% of Offering  purchased by firm 3.53%
Syndicate Members Citigroup Global Markets, Goldman Sachs & Co., KKR, BofA Merrill Lynch, J.P. Morgan, Barclays Capital, Wells Fargo Securities, Deutsche Bank Securities, HSBC
Fund JPMorgan Insurance Trust Mid Cap Value Portfolio
Trade Date 11/12/2009
Issuer Dollar General Corporation (DG) IPO
Cusip 25667710
Shares 100
Offering Price $21.00
Spread $1.21
Cost $2,100
Dealer Executing Trade The Williams Capital Group
% of Offering  purchased by firm 3.53%
Syndicate Members Citigroup Global Markets, Goldman Sachs & Co., KKR, BofA Merrill Lynch, J.P. Morgan, Barclays Capital, Wells Fargo Securities, Deutsche Bank Securities, HSBC
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 11/12/2009
Issuer RehabCare Group Inc. (RHB) Secondary
Cusip 75914810
Shares 3,400
Offering Price $24.00
Spread $1.20
Cost $81,600
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 2.04%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Deutsche Bank Securities, RBC Capital Markets, Morgan Keegan & Company Inc.
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 11/12/2009
Issuer Rue 21, Inc. (RUE) IPO
Cusip 78129510
Shares 1,800
Offering Price $19.00
Spread $1.33
Cost $34,200
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 0.99%
Syndicate Members BofA Merrily Lynch, Goldman Sachs & Co., J.P. Morgan, Piper Jaffray
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 11/17/2009
Issuer Fortinet Inc. (FTNT) IPO
Cusip 3.50E+14
Shares 2,300
Offering Price $12.50
Spread $0.88
Cost $28,750
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.32%
Syndicate Members Morgan Stanley, J.P. Morgan, Deutsche Bank Securities, Robert W. Baird & Co., RBC Capital Markets, ThinkEquity LLC, JMP Securities, Signal Hill
Fund JPMorgan Insurance Trust Balanced Portfolio
Trade Date 11/18/2009
Issuer SVB Finacial Group (SIVB) Secondary
Cusip 78486Q10
Shares 200
Offering Price $38.50
Spread $1.83
Cost $7,700
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 9.53%
Syndicate Members J.P. Morgan, BofA Merrill Lynch, Keefe Bruyette & Woods, RBC Capital Markets, Sandler O'Neill+Partners, L.P.
Fund JPMorgan Insurance Trust Balanced Portfolio
Trade Date 11/18/2009
Issuer SVB Finacial Group (SIVB) Secondary
Cusip 78486Q10
Shares 600
Offering Price $38.50
Spread $1.83
Cost $23,100
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 9.53%
Syndicate Members J.P. Morgan, BofA Merrill Lynch, Keefe Bruyette & Woods, RBC Capital Markets, Sandler O'Neill+Partners, L.P.
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 11/18/2009
Issuer SVB Finacial Group (SIVB) Secondary
Cusip 78486Q10
Shares 2,500
Offering Price $38.50
Spread $1.83
Cost $96,250
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 9.53%
Syndicate Members J.P. Morgan, BofA Merrill Lynch, Keefe Bruyette & Woods, RBC Capital Markets, Sandler O'Neill+Partners, L.P.
Fund JPMorgan Insurance Trust U.S. Equity Portfolio
Trade Date 11/18/2009
Issuer SVB Finacial Group (SIVB) Secondary
Cusip 78486Q10
Shares 2,600
Offering Price $38.50
Spread $1.83
Cost $100,100
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 9.53%
Syndicate Members J.P. Morgan, BofA Merrill Lynch, Keefe Bruyette & Woods, RBC Capital Markets, Sandler O'Neill+Partners, L.P.
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 11/19/2009
Issuer Cloud Peak Energy Inc. (CLD) IPO
Cusip 18911Q10
Shares 6,800
Offering Price $15.00
Spread $0.83
Cost $102,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.81%
Syndicate Members Credit Suisse, Morgan Stanley, RBC Capital Markets, Calyon Securities (USA) Inc., J.P. Morgan, Scotia Capital, Societe Generale, Wells Fargo Securities
Fund JPMorgan Insurance Trust Mid Cap Value Portfolio
Trade Date 12/4/2009
Issuer Regency Centers Corporation (REG) Secondary
Cusip 75884910
Shares 3,600
Offering Price $30.75
Spread $1.23
Cost $110,700
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering  purchased by firm 5.24%
Syndicate Members J.P. Morgan, Wells Fargo Securities, Comerica Securities, Daiwa Securities America Inc., Mitsubishi UFJ Securities, Mizuho Securities USA Inc., Morgan Keegan & Company, Inc., Piper Jaffray, PNC Capital Markets LLC, RBC Capital Markets, SunTrust Robinson Humphrey
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 12/10/2009
Issuer Dendreon Corporation (DNDN) Secondary
Cusip 24823Q10
Shares 4,900
Offering Price $24.75
Spread $0.99
Cost $121,275
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 0.51%
Syndicate Members J.P. Morgan, Deutsche Bank Securiites, Citigroup Global Markets, Morgan Stanley, Lazard Capital Markets, Leerink Swann, Needham & Company, LLC
Fund JPMorgan Insurance Trust Balanced Portfolio
Trade Date 12/15/2009
Issuer Wells Fargo & Company (WFC) Secondary
Cusip 94974610
Shares 700
Offering Price $25.00
Spread $0.56
Cost $17,500
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.41%
Syndicate Members Wells Fargo Securities, Goldman Sachs & Co., Credit Suisse, J.P. Morgan, Morgan Stanley
Fund JPMorgan Insurance Trust Balanced Portfolio
Trade Date 12/15/2009
Issuer Wells Fargo & Company (WFC) Secondary
Cusip 94974610
Shares 900
Offering Price $25.00
Spread $0.56
Cost $22,500
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.41%
Syndicate Members Wells Fargo Securities, Goldman Sachs & Co., Credit Suisse, J.P. Morgan, Morgan Stanley
Fund JPMorgan Insurance Trust U.S. Equity Portfolio
Trade Date 12/15/2009
Issuer Wells Fargo & Company (WFC) Secondary
Cusip 94974610
Shares 28,800
Offering Price $25.00
Spread $0.56
Cost $720,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.41%
Syndicate Members Wells Fargo Securities, Goldman Sachs & Co., Credit Suisse, J.P. Morgan, Morgan Stanley
Fund JPMorgan Insurance Trust Equity Index Portfolio
Trade Date 12/22/2009
Issuer Roper Industries, Inc. (ROP) Secondary
Cusip 77669610
Shares 500
Offering Price $53.15
Spread $0.27
Cost $26,575
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 0.61%
Syndicate Members J.P. Morgan, Goldman Sachs & Co.